Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Taxes
(10)	Taxes

As discussed in Note 13 Income Taxes of the Company’s Annual Report, the Company has a valuation allowance against the full amount of its net deferred tax assets. The Company currently provides a valuation allowance against deferred tax assets when it is more likely than not that some portion or all of its deferred tax assets will not be realized. The Company has not recognized any unrecognized tax benefits in its balance sheet.

The Company is subject to income tax in the U.S., as well as various state and international jurisdictions. During the third quarter of 2015, the Internal Revenue Service commenced an examination of the Company’s federal income tax return for the year ended December 31, 2013. The examination was completed in the third quarter of 2017 and no changes were made to the reported amounts. Accordingly, there was no effect on the financial statements as a result of the examination. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations. Additional information regarding the statutes of limitations can be found in Note 13 Income Taxes of the Company’s Annual Report.

On December 22, 2017, the 2017 Tax Cuts and Jobs Act (the Tax Act) was enacted into law and the new legislation contains several key tax provisions that affected us, including a one-time mandatory transition tax on accumulated foreign earnings and a reduction of the corporate income tax rate to 21% effective January 1, 2018, among others. We were required to recognize the effect of the tax law changes in the period of enactment, such as determining the transition tax, remeasuring our U.S. deferred tax assets and liabilities as well as reassessing the net realizability of our deferred tax assets and liabilities. In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date. Since the Tax Act was passed late in the fourth quarter of 2017, and ongoing guidance and accounting interpretation are expected over the next 12 months, we consider the accounting of deferred tax re-measurements and the transition tax to be incomplete due to the forthcoming guidance and our ongoing analysis of final year-end data and tax positions. However, we were able to determine a provisional amount of $143,500 (offset by valuation allowance) and $0, respectively, related to the deferred tax re-measurement and one-time transition tax (additional detail is provided in Note 13 Income Taxes of the Company’s Annual Report). As of March 31, 2018, a SAB 118 measurement period adjustment has not been recorded, as the Company is continuing to assess the impact from the Tax Act and will record adjustments in 2018 if necessary.

In October 2016, the Financial Accounting Standards Board (“FASB”) issued accounting standards update 2016-16 which simplifies the income tax consequences of intra-entity transfers other than inventory. Prior to ASU 2016-16, GAAP prohibited the recognition of current and deferred income taxes for intra-entity asset transfers until the asset has been sold to an outside party. ASU 2016-16 eliminates this prohibition for intra-entity transfers of assets other than inventory but retain the prohibition for intra-entity transfers of inventory. This standard is effective for public entities for fiscal years beginning after December 15, 2017. The Company adopted ASU 2016-16, effective on January 1, 2018. As a result of adoption, the Company recognized a $834 decrease to its net operating loss deferred tax assets, offset by a $834 decrease to the corresponding valuation allowance.

(13)	Income Taxes

There is no income tax provision for the years ended December 31, 2017, 2016 and 2015.

Income (loss) before income taxes consists of:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Domestic	$(41,313)	$(13,930)	$(11,276)
Foreign	(3,804)	(4,040)	(3,428)

Income (loss) before taxes	$(45,117)	$(17,970)	$(14,704)

The provision for income taxes differs from the amount computed by applying the statutory rate as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Income taxes using U.S federal statutory rate	$(15,340)	$(6,110)	$(4,999)
Tax Cuts and Jobs Act	143	—	—
Nondeductible interest	6,912	—	—
Loss on extinguishment of debt	10,174
Loss of tax benefit of federal net operating loss carryforwards	5,067	68,795	—
Loss of tax benefit of state net operating loss carryforwards	1,373	13,891	—
Loss of tax benefit of federal tax credit carryforwards	324	4,023	—
Amortization of gain on IP migration	767	767	767
State income taxes, net of federal benefit	(1,339)	(2,576)	380
Foreign rate differential	1,196	1,141	920
Valuation allowance	(1,423)	(75,407)	2,649
Derivative charge	(8,403)	(4,345)	(192)
Stock option exercises and cancellations	841	53	674
Research and development costs	(295)	(250)	(199)
Other	3	18	—

	$—	$—	$—

Significant components of the Company’s deferred tax assets are as follows:

	Year Ended December 31,
(in thousands)	2017	2016	2015
Deferred tax assets:
Employee compensation accruals	$292	$1,386	$1,279
Accrued liabilities	353	343	633
Research tax credits	17	22	3,796
Other	34	55	66
Net operating losses	5,289	6,194	77,906

Total deferred tax assets	5,985	8,000	83,680

Deferred tax liabilities:
Beneficial conversion feature	—	906	—
Other	13	—	—
Total deferred tax liabilities	13	906	—

Valuation allowance	5,972	7,094	83,680

Net deferred tax assets	$—	$—	$—

As of December 31, 2017, 2016 and 2015, the Company had net operating loss carryforwards for U.S. federal income tax purposes of approximately $211.3 million, $209.3 million and $184.5 million, respectively. A significant portion of the federal amount, $210.5 million, is subject to an annual limitation of approximately $27,500 as a result of a changes in the Company’s ownership in May 2003, November 2016 and multiple dates throughout 2017, as defined by Federal Internal Revenue Code Section 382 and the related income tax regulations. As a result of the limitations caused by the May 2003, November 2016 and multiple 2017 ownership changes, approximately $209.5 million of the total net operating loss carryforwards is expected to expire unutilized and will be unavailable to offset future federal taxable income. Approximately $1.0 million of net operating loss carryforwards remains available to offset future federal taxable income which will expire between 2018 and 2037. In addition, the Company’s state net operating losses are also subject to annual limitations that generally follow the federal Section 382 provisions (with the exception of Connecticut), adjusted for each state’s respective income apportionment percentages. As of December 31, 2017 and 2016, the Company had net operating loss carryforwards for state and city income tax purposes between approximately $27.3 million and $150.3 million and between approximately $27.3 million and $153.0 million, respectively, which expire through 2037. As a result of the 382 limitations, approximately $149.0 million and $133.3 million of New York State and New York City net operating losses are expected to expire unutilized and will be unavailable to offset future taxable income. Approximately $0.8 million and $0.8 million of net operating loss carryforwards, respectively, will be available to offset future state and city taxable income. As of December 31, 2017, 2016 and 2015, the Company had a net operating loss carryforward for foreign income tax purposes of $25.0 million, $21.1 million and $22.1 million, respectively, which have indefinite carryforward periods. As of December 31, 2017, 2016 and 2015, the Company had federal research and development tax credit carryforwards of approximately $4.3 million, $4.0 million and $3.8 million, respectively, which expire through 2037. As a result of the section 382 limitation, the entire tax credit carryforward is expected to expire unutilized.

Management has established a 100% valuation allowance against the deferred tax assets as management does not believe it is more likely than not that these assets will be realized. The Company’s valuation allowance decreased by approximately $1.1 million and $76.6 million in 2017 and 2016, respectively. The primary reason for the significant decrease in the valuation allowance during 2016 is due to the reduction of recognizable deferred tax assets related net operating loss and credit carryforwards resulting from the Sec. 382 ownership change. The change in valuation allowance is as follows:

(in thousands)	December 31, 2017	December 31, 2016
Beginning balance	$7,094	$83,680
Charged to costs and expenses	(1,423)	(75,407)
Charged to additional paid-in capital	—	(1,854)
Charged to retained earnings	—	1,010
Charged to other comprehensive income	301	(335)

Ending balance	$5,972	$7,094

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (the “Act”). The Act, which is also commonly referred to as “U.S. tax reform”, significantly changes U.S. corporate income tax laws by, among other provisions, reducing the maximum U.S. corporate income tax rate from 35% to 21% starting in 2018. At December 31, 2017, the Company has not completed its accounting for the tax effects of enactment of the Act; however, as described below, the Company has made a reasonable estimate of the effects on its existing deferred tax balances and the one-time transition tax. The Company is continuing to assess the impact from the Act and will record adjustments in 2018 if necessary.

During the year ended December 31, 2017, the Company reduced deferred tax assets by a provisional amount of $143,500, offset by a corresponding reduction to its valuation allowance, as a result of the re-measurement of deferred tax assets and liabilities from its 34% effective rate under existing law to the new lower statutory rate of 21%. However, the Company is still analyzing certain aspects of the Act and refining its calculations, which could potentially affect the measurement of these balances or potentially give rise to new deferred tax amounts.

The Act also requires a mandatory one-time inclusion of the deferred foreign income of controlled foreign corporations. The one-time transition tax is based on Delcath’s total post-1986 earnings and profits (E&P) for which the Company has previously deferred from U.S. income taxes. The Company’s reasonable estimate resulted in no provisional amount for the one-time transition tax liability, as the Company’s international subsidiaries are expected to have a cumulative deficit in E&P. Delcath has not yet completed its calculation of the total post-1986 foreign E&P (including deficits) for these foreign subsidiaries. As the Company’s international subsidiaries have a cumulative deficit in earnings and profits, the Company does not anticipate being affected by the mandatory inclusion provisions of the Act.

On December, 22, 2017, SAB 118 was issued due to the complexities involved in accounting for the recently enacted Act. SAB 118 requires the Company to include in its financial statements a reasonable estimate of the impact of the Act on earnings to the extent such estimate has been determined. Accordingly, the U.S. provision for income tax for 2017 is based on the reasonable estimate guidance provided by SAB 118. The Company is continuing to assess the impact from the Act and will record adjustments in 2018 if necessary.

The Company complies with the provisions of ASC 740-10 in accounting for its uncertain tax positions. ASC 740-10 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company has determined that the Company has no significant uncertain tax positions requiring recognition under ASC 740-10 and therefore has not included a tabular rollfoward of unrecognized tax benefits. As there are no uncertain tax positions recognized, interest and penalties have not been accrued.

The Company is subject to income tax in the U.S., as well as various state and international jurisdictions. During the third quarter of 2015, the Internal Revenue Service commenced an examination of the Company’s federal income tax return for the year ended December 31, 2013. The examination was completed in the third quarter of 2017 and no changes were made to the reported amounts. Accordingly, there was no effect on the financial statements as a result of the examination. The Company has not been audited by any state tax authorities in connection with income taxes. The Company has not been audited by international tax authorities or any states in connection with income taxes. The Company’s New York State tax returns have been subject to annual desk reviews which have resulted in insignificant adjustments to the related franchise tax liabilities and credits. The Company is no longer subject to federal and state examination for tax years ending prior to December 31, 2014; tax years ending December 31, 2014 through December 31, 2017 remain open to examination. The Republic of Ireland is the Company’s only significant foreign jurisdiction. The Company is no longer subject to Ireland tax examination for tax years ending prior to December 31, 2013 (as Ireland has not initiated an audit of 2012 as of December 31, 2017); tax years ending December 31, 2013 through December 31, 2017 remain open to examination. However, the Company’s tax years December 31, 1998 through December 31, 2017 generally remain open to adjustment for all federal, state and foreign tax matters until its net operating loss and tax credit carryforwards are utilized or expire prior to utilization, and the applicable statutes of limitation have expired in the utilization year. The federal and state tax authorities can generally reduce a net operating loss (but not create taxable income) for a period outside the statute of limitations in order to determine the correct amount of net operating loss which may be allowed as a deduction against income for a period within the statute of limitations.

Delcath recognizes interest accrued related to unrecognized tax benefits and penalties, if incurred, as a component of income tax expense.